SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2005

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Item  5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On March 3, 2005, the Board of Directors (the “Board”) of Wal-Mart Stores, Inc. (the “Corporation”) unanimously adopted Amended and Restated Bylaws. Various provisions of the Corporation’s former Bylaws were either revised, reworded or reordered or new provisions were adopted to update the former Bylaws for changes in the Delaware General Corporation Law (the “DGCL”) that have taken place since the former Bylaws were last amended in June 1993, to enhance the readability of the Bylaws, and to clarify certain former Bylaw provisions. The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. A description of the changes to the former Bylaws is provided below. A copy of the Amended and Restated Bylaws has been included as Exhibit 3.1 to this Current Report on Form 8-K. A copy of the Amended and Restated Bylaws marked to show changes to the former Bylaws has been included as Exhibit 3.2 to this Current Report on Form 8-K.

ARTICLE I

OFFICES

                  Art. I, § 2 was amended to track more closely the language of the DGCL regarding the designation of offices.

ARTICLE II

  MEETINGS OF STOCKHOLDERS

                Art. II, § 1 and Art. II, § 2 were amended to more closely track the language of the DGCL regarding stockholder meetings. In addition, Art. II, § 1 was amended to allow for stockholder meetings by remote communication, which is further addressed in new Art. II, § 13, as permitted by recent amendments to the DGCL.

                Art. II, § 3 was moved to new Art. II, § 4 and was amended to increase the number of days that notice of a stockholders’ meeting can be sent to stockholders from 50 days to 60 days before the meeting, as permitted by the DGCL.

                Art. II, § 4 was moved to new Art. II, § 6 and was amended to give effect to recent amendments to the DGCL that the stock list be available 10 days before stockholders’ meetings: (1) on a reasonably accessible electronic network, so long as the information required to gain access to the stock list is furnished with the notice of the stockholders’ meeting or (2) during ordinary business hours, at the principal place of business of the Corporation.

                Art. II, § 5 was moved to new Art. II, § 3 and was amended to allow special meetings of stockholders to be called by a majority of the Board, the Chairman of the Board, the Chief Executive Officer, if one, or the President. The section also adds that only business specified in the notice of the special meeting of stockholders may be conducted at the meeting.

                Art. II, § 6 was moved to new Art. II, § 7 and was amended to provide that where a separate vote by class or series or classes or series is required, a majority of the outstanding

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shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. In addition, the requirements for adjournment of a stockholders’ meeting were moved to new Art. II, § 8, which expands the procedures for whenever a stockholders’ meeting is adjourned and allows the chair of the meeting or stockholders to adjourn a meeting whether or not a quorum is present.

                Art. II, § 7 and § 8 were combined and moved to new Art. II, § 9 and new Art. II, § 10. New Art. II, § 9 adds that where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Moreover, new Art. II, § 9 clarifies that directors shall be elected by plurality vote.

                Art. II, § 9 regarding business to be conducted at stockholders’ meetings was moved to new Art. II, § 5.

                New Art. II, § 10 sets forth means under the DGCL by which a stockholder may authorize another person or persons to act for the stockholder by proxy.

                New Art. II, § 11 adds procedures for the establishment of rules regarding the conduct of stockholders’ meetings.

                New Art. II, § 12 describes the duties of inspectors of election for stockholders’ meetings, as provided in the DGCL.

                New Art. II, § 13 sets forth the criteria under the DGCL for allowing shareholders to participate in meetings by remote communication, if authorized by the Board.

                New Art. II, § 14 sets forth the requirements under the DGCL for stockholders to act without a meeting.

ARTICLE III

THE BOARD OF DIRECTORS

                Art. III, § 1 was amended consistent with applicable provisions of the DGCL to clarify that each director is elected to serve until the next annual meeting of stockholders and until that director’s successor has been duly elected and qualified or until the directors’ earlier death, resignation, or removal.

                Art. III, § 2 was amended consistent with applicable provisions of the DGGL to clarify that a director who resigns from the Board, effective at a future date, may participate in filling the vacancy prior to the effectiveness of his or her resignation.

                Art. III, § 3, which addressed the first meeting of the Board, was deleted as unnecessary.

                Art. III, § 4 was moved to new Art. III, § 3 and amended to dispense with the notice requirement for regular Board meetings.

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                Art. III, § 5 was moved to new Art. III, § 4 and was amended to allow, in addition to the President or any two directors, the Chairman of the Board or the Chief Executive Officer, if there is one, to call special meetings of the Board. In addition, the requirement for notice of a special Board meeting was reduced from three days to 24 hours if the notice is provided personally, by telephone, express delivery service, or electronic transmission.

                Art. III, § 6, which deals with the quorum requirements for meetings of the Board was moved to new Art. III, § 5. In addition, a majority of the total number of directors is required for a quorum, except for filling vacancies.

                New Art. III, § 6 addresses adjournment of Board meetings.

                Art. III, § 7, which addresses the procedure for Board action without a meeting, was moved to new Art. III, § 8.

                New Art. III, § 7 clarifies that Board members may participate in Board meetings by telephone or other communications equipment, as permitted by the DGCL.

                Art. III, § 8, which dealt with replacing absent or disqualified members of a Board committee, has been moved to new Art. III, § 10(a).

                Art. III, § 9, regarding the minutes of Board committee meetings, was merged into new Art. III, § 10(c).

                Art. III, § 10, which addresses the procedures for removing a director, was moved to new Art. III, § 9 and was amended to address the voting rights of different classes of stock with respect to removing a director. In addition, new Art. III, § 9 adds the procedures for directors who resign.

                Art. III, § 11 dealing with indemnification of directors, officers, associates and agents was moved to new Art. VI, which is discussed below.

                Art. III, § 12, which required that there be an Executive Committee of the Board, was deleted.

                New Art. III, § 10 establishes consistent with revisions made to the DGCL in July 1996 the criteria for creating and granting powers and authorities to Board committees. New Art. III, § 10 includes a subsection providing that the sections of the Bylaws that apply to the conduct of Board meetings also apply to Board committees.

                New Art. III, § 11 adds a provision regarding the compensation of directors.

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ARTICLE IV

NOTICES

                The provisions of Art. IV, § 1 dealing with notice to stockholders was merged into new Art. II, § 4. The provisions of Art. IV, § 1 dealing with notice to directors were merged into new Art. III, §§ 3 and 4.

                Art. IV, § 2, which deals with waivers of notice, was moved to new Art. VII, § 6.

ARTICLE V

OFFICERS

                Art. V, § 1 has been moved to new Art. IV, § 1 and has been amended consistent with the Corporation’s prior practice to require the annual appointment of a Chief Financial Officer and the Chairman of the Board as officers of the Corporation. This provision was also amended to remove the requirement that the Board annually appoint a Vice President. In addition, the salaries of officers are to be set by the Board, an authorized committee of the Board, or by such officers as may be designated by the Board.

                Art. V, § 2 dealing with an officer’s term of office and officer vacancies has been moved to new Art. IV, § 2.

                 Art. V, § 3 dealing with the duties and powers of officers, has been expanded and merged into to new Art. IV, §§ 4-12. The powers of officers to execute instruments, referenced in Art. V, § 3, was moved from Art. VII, § 7 and merged into new Art. IV, § 3 and amended to allow Board action to limit officers powers to execute instruments on behalf of the Corporation.

                Art. V, § 4, which deals with the power and authority of officers to act on behalf of the Corporation with respect to subsidiaries, has been moved to new Art. IV, § 13.

                Art. V, § 5, dealing with the appointment of divisional officers, was deleted.

                New Art. IV, §§ 4-11 were added to describe the powers and duties of the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer, Executive Vice Presidents, Senior Vice President, Vice Presidents, the Secretary, Assistant Secretaries, the Treasurer, and Assistant Treasurers.

                New Art. IV, § 12 was added to provide that the Board may delegate the powers or duties of officers to other officers notwithstanding any provision of the Bylaws.

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ARTICLE VI

CERTIFICATES OF STOCK

                The first paragraph of Art. VI, § 1 was moved to new Art. V, § 1 and amended to allow uncertificated shares of stock with the approval of the Board. The second paragraph of Art. VI, § 1 was moved to new Art. V, § 2. The third paragraph of Art. VI, § 1 was moved to new Art. V, § 3. The final paragraph of Art. VI, § 1 was moved to new Art. V, § 1.

                Art. VI, § 2, dealing with lost certificates, was moved to new Art. V, § 4.

                Art. VI, § 3, which addressed the fixing of record dates for stockholder meetings, consent to corporate action in writing without a meeting and entitlement to dividends, was moved to new Art. V, § 5 and amended to more closely track applicable provisions of the DGCL.

ARTICLE VI

INDEMNIFICATION

                Art. III, § 11(a) has been merged into new Art. VI, §§ 1(a) and 1(b), except that, consistent with revisions made to the DGCL in 2000, the Corporation may, but is not obligated, to indemnify persons other than directors or officers made or threatened to be made a party to any action or lawsuit to the full extent under applicable law and in a manner permitted by such law. The portion of former Art. III, § 11(a) dealing with the standard of conduct was moved to new Art. VI, § 6.

                Art. III, § 11(b) regarding actions and lawsuits brought in the right of the Corporation has been merged into Art. VI, §§ 1(a) and 1(b) except that the portion of former Art. III, § 11(b) that provided that no indemnification would be made to a person found to be liable in an action or lawsuit unless determined otherwise by the Delaware Court of Chancery was deleted as it is embodied in the DGCL. In addition, the portion of former Art. III, § 11(b) dealing with the standard of conduct was moved to new Art. VI, § 6.

                Art. III, § 11(c) dealing with indemnification for payment of expenses if the director or officer is successful in the defense of an action, lawsuit, or proceeding was moved to new Art. III, § 5.

                Art. III, § 11(d), which addresses the determination of the right to indemnification has been moved to new Art. VI, § 6 and amended to clarify that indemnification is proper only if the applicable standards of conduct are met. In addition, the section was amended, consistent with revisions to the DGCL, to add that a committee of directors appointed by the Board is authorized to determine whether officers and directors are entitled to indemnification.

                Art. III, § 11(e), which addresses the advancement of expenses has been moved to new Art. VI, § 2(a) and Art. VI, § 2(b).

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                Art. III, § 11(g) regarding insurance coverage has been moved to new Art. VI, § 8.

                Art. III, § 11(f) dealing with exclusivity of rights has been moved to new Art. VI, § 7.

                Art. III, § 11(h), which contained the definition of “Corporation,” was deleted.

                Art. III, § 11(i) setting forth the definition of “other enterprise” has been moved to new Art. VI, § 1(a) and renamed “another enterprise,” and the remaining definitions set forth in that section have been deleted.

                Art. III, § 11(j), which provides that indemnification shall inure to the benefit of former directors, officers, associates, and agents, has been merged into new Art. VI, §§ 1, 2, and new Art. VI, § 6.

                New Art. VI, § 3 clarifies that the Corporation is not required to indemnify any director or officer (or person serving at the request of the Corporation as a director or officer of another enterprise) who initiates a proceeding against the Corporation unless the action is authorized by the Board or the director or officer brings the action to enforce a right to indemnification or expenses.

                New Art. VI, § 4 provides that the rights to indemnification and advancement of expenses are contract rights so that the amendment, appeal, modification, or adoption of provisions inconsistent with the current language shall not affect the rights granted to any person with respect to acts or omissions that occurred prior to any amendment, appeal, modification, or adoption of provisions inconsistent with the current language.

                New Art. VI, § 5 adds indemnification claims procedures.

                New Art. VI, § 9 adds a severability  provision.

ARTICLE VII

GENERAL PROVISIONS

                 Art. VII, § 1 has been amended to clarify that dividends may be declared by a Board committee designated by the Board.

                Art. VII, § 2 regarding the reserve for dividends has been merged into new Art. VII, § 1.

                Art. VII, § 3, which requires a report from the Board at each stockholders’ meeting, has been deleted.

                Art. VII, § 4 dealing with the execution of checks and demands for money has been merged into new Art. IV, § 3.

                Art. VII, § 5 has been moved to new Art. VII, § 2 and amended to state that the fiscal

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year of the Corporation shall end on January 31 unless changed by the Board.

                Art. VII, § 6 regarding the corporate seal has been moved to new Art. VII, § 3.

                Art. VII, § 7 regarding the powers and authority of officers of the Corporation to execute instruments on behalf of the Corporation has been merged into new Art. IV, § 3 and amended as previously described.

                 New Art. VII, § 4 sets forth in the Bylaws a provision of the DGCL providing that the directors shall be protected in relying in good faith on the books and records of the Corporation and the information, opinions, reports, or statements presented to the Corporation by any of its officers, associates or Board committees or by any other person as to matters that the director reasonably believes are within such person’s professional or expert competence.

                New Art. VII, § 5 adds the DGCL definition of “electronic transmission,” which is used elsewhere in the Bylaws.

ARTICLE VIII

AMENDMENTS

                Art. VIII, § 1 was carried over to new Article VIII and streamlined.

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Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

3.1	Amended and Restated Bylaws of Wal-Mart Stores, Inc.

3.2	Amended and Restated Bylaws marked to show changes to the former Bylaws

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2005

WAL-MART STORES, INC.

By:	/s/ Jeffrey J. Gearhart
———————————————
Jeffrey J. Gearhart.
Vice President and General
Counsel, Corporate

INDEX TO EXHIBITS

Description
Exhibit Number

3.1	Amended and Restated Bylaws of Wal-Mart Stores, Inc.

3.2	Amended and Restated Bylaws marked to show changes to the former Bylaws